Exhibit 99.1

SEVENTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Seventh Amendment to Amended and Restated Loan and Security Agreement is entered into as of April __, 2018 (the “Amendment”), by and between AVIDBANK (“Bank”) and OPTEX SYSTEMS, INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of May 22, 2014 and as amended from time to time, including pursuant to that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of April 20, 2016, that certain Second Amendment to Loan and Security Agreement dated as of October 17, 2016, that certain Third Amendment to Loan and Security Agreement dated as of July 6, 2017, that certain Fourth Amendment to Loan and Security Agreement dated as of October 11, 2017, that certain Fifth Amendment to Loan and Security Agreement dated as of January 2, 2018 and that certain Sixth Amendment to Loan and Security Agreement dated as of March 22, 2018 (collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.            The following definition in Section 1.1 of the Agreement is amended and restated in its entirety to read as follows:

“Revolving Maturity Date” means April 21, 2020.

2.            Section 2.3(a) of the Agreement is amended and restated in its entirety to read as follows

(i)       Revolving Facility Fees. On April 21, 2018 and each anniversary thereof for so long as the Revolving Facility is in effect, a facility fee equal to one half of one percent (0.5%) of the Revolving Line, each of which are fully earned and nonrefundable; and

3.            The following is added as a new clause (h) to the end of Section 6.3 of the Agreement:

(g) within thirty (30) days after the last day of each month, copies of all bank statements with respect to any depository, operating or investment accounts not maintained at Bank

4.            The following sentence is added to the end of Section 6.8 as follows:

Notwithstanding the foregoing, Borrower may maintain accounts outside of Bank without compliance with the foregoing sentence as long as the aggregate balance in such accounts does not exceed twenty percent (20%) of Borrower’s total consolidated cash and cash equivalents maintained in its accounts with Bank at any time.

5.            Bank’s address information for notices set forth in Section 10 is replaced in its entirety with the following:

AVIDBANK

1732 N 1st Street, 6th Floor

San Jose, CA 95112

Attn: Stephen Chen

FAX: 408.200.7399

Email: schen@avidbank.com and corpfinance@avidbank.com

6.            Exhibit C to the Agreement is replaced in its entirety with Exhibit C attached hereto.

7.            Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

8.            Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

9.            This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof. Notwithstanding the foregoing, Borrower shall deliver all original signed documents no later than ten (10) Business Days following the date of execution.

10.          As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

(a)       this Amendment, duly executed by Borrower;

(b)       corporate certificate executed by Borrower;

(c)       affirmation of guarantee by Optex Systems Holdings, Inc.;

(d)       payment of all Bank Expenses incurred through the date of this Amendment; and

(e)       such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OPTEX SYSTEMS, INC.

By:

Name:

Title:

AVIDBANK

By:

Name:

Title:

Exhibit C
Compliance Certificate

TO:	AVIDBANK

FROM:	OPTEX SYSTEMS, INC.

The undersigned authorized officer of OPTEX SYSTEMS, INC. hereby certifies that in accordance with the terms and conditions of the Amended and Restated Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Compliance Certificate	Monthly within 30 days	Yes	No
A/R & A/P Agings	Monthly within 30 days	Yes	No
Borrowing Base Certificate	Monthly within 30 days	Yes	No
Outside bank statements	Monthly within 30 days	Yes	No
Company prepared financial statements	Quarterly within 45 days	Yes	No
Annual financial statements (CPA Audited)	Annually within 90 days of FYE	Yes	No
10K and 10Q	(as applicable)	Yes	No
A/R and Collateral Audit	Annual	Yes	No
IP Report	As required under Section 6.10	Yes	No

Unrestricted Cash balances at Bank	$_______________
Unrestricted Cash balances outside of Bank	$_______________	Yes	No

Financial Covenant	Required	Actual	Complies

Asset Coverage Ratio (monthly)	1.75 : 1.00	___: 1.00	Yes	No

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,		AUTHORIZED SIGNER

Date:
Verified:
AUTHORIZED SIGNER
SIGNATURE

Date:
TITLE

	Compliance Status	Yes	No

DATE